                                                       Deutsche Asset Management


                                                        M u t u a l  F u n d
                                                             P r o s p e c t u s
                                                                January 31, 2000

                                                    As Revised September 8, 2000

                                                                Investment Class

PreservationPlus

Formerly BT PreservationPlus Fund -- Service Class


The Fund is designed exclusively for participant-directed employee benefit plans.


[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities
and Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or
adequacy of this prospectus. Any representation to the   A Member of the
contrary is a criminal offense.]                         Deutsche Bank Group [/]

Overview
--------------------------------------------------------------------------------
of PreservationPlus

Goal: The Fund seeks a high level of current income while seeking to maintain a stable value per share.
Core Strategy: The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial institutions that are designed to stabilize the Fund's share value.

INVESTMENT POLICIES AND STRATEGIES
The Fund invests all of its assets in a master portfolio with the same goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in fixed income securities of varying maturities, money market instruments and futures and options. The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks.

--------------------------------------------------------------------------------

PreservationPlus

Overview of PreservationPlus

Goal........................................................................   3
Core Strategy...............................................................   3
Investment Policies and Strategies..........................................   3
Principal Risks of Investing in the Fund....................................   4
Who Should Consider Investing in the Fund...................................   4
Total Returns, After Fees and Expenses......................................   5
Annual Fund Operating Expenses..............................................   6

A Detailed Look at PreservationPlus

Objective...................................................................   7
Strategy....................................................................   7
Principal Investments.......................................................   7
Investment Process..........................................................   8
Risks.......................................................................   9
Management of the Fund......................................................  10
Calculating the Fund's Share Price..........................................  11
Dividends and Distributions.................................................  11
Tax Considerations..........................................................  12
Buying and Selling Fund Shares..............................................  12
Financial Highlights........................................................  13

--------------------------------------------------------------------------------

Overview of PreservationPlus

PRINCIPAL RISKS OF INVESTING IN THE FUND

Although the Fund seeks to preserve a stable share value, there are risks associated with fixed income investing. For example, the value of fixed income securities could fluctuate or fall if:

 . There is a sharp rise in interest rates.
 . An issuer's creditworthiness declines.
 . Changes in interest rates or economic downturns have a negative effect on issuers in the financial services industry.

The Fund attempts to offset these risks by purchasing Wrapper Agreements. The use of Wrapper Agreements has its own risks, including:

 . The possibility of default by a financial institution providing a Wrapper
  Agreement ("Wrapper Provider").
 . The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets.

The Fund is also subject to the risk that we incorrectly judge the potential risks and rewards of investing in derivatives.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

PreservationPlus offers shares only to participant-directed employee benefit plans. Sales are made: 1) directly or 2) indirectly through vehicles like insurance company separate accounts or bank collective funds. Plans investing in the Fund are required to impose certain restrictions on their participants' ability to exchange shares of the Fund. Benefit plans investing in the Fund must limit their participants' ability to direct a withdrawal from the Fund to the following circumstances:

 . upon the plan participant's death, retirement, disability or termination;
 . to fund plan participant loans and other "in service" withdrawals made pursuant to the terms of the plan; and
 . for transfers to other plan investment options that are not competing funds.
  Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

You should not consider investing in PreservationPlus if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program.

An investment in PreservationPlus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------

Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.
--------------------------------------------------------------------------------

                                                    Overview of PreservationPlus

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Investment Class shares of the Fund. The bar chart shows the Investment Class' actual return for each full calendar year since it began selling those shares on September 23, 1998 (its inception date). The table compares the Investment Class' average annual return with the Lehman 1-3 Year Government/Corporate Total Return Index, the IBC First Tier Retail Money Market Universe, and the Wrapped Lehman Intermediate Aggregate Index, over the last year and since the Fund's inception. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

As of December 31, 1999, the Fund's 30-day yield was 5.32%.
--------------------------------------------------------------------------------

The Lehman 1-3 Year Government/Corporate Total Return Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of all U.S. Government agency securities, U.S. Government Treasury securities and all investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.15%. The Wrapped Lehman Index more closely reflects the market sector in which the Fund invests than the other Lehman index.

The 30-day yield is a measure of the income generated by the Fund over a thirty-day period. This amount is then annualized, which means that we assume the Fund generates the same income every month for a year. The "total return" of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.

YEAR-BY-YEAR RETURNS/1/
(each full calendar year since inception)

[CHART APPEARS HERE]

1999      5.24%

Since inception, the Investment Class' highest return in any calendar quarter was 1.34% (fourth quarter 1998) and its lowest quarterly return was 1.26% (second quarter 1999). Past performance offers no indication of how the Fund will perform in the future.

PERFORMANCE FOR THE PERIOD ENDED 12/31/99/1/

                                            Average Annual Returns

                                                   Since Inception
                                          1 Year  (Sept. 23, 1998)
 -----------------------------------------------------------------
  PreservationPlus - Investment Class     5.24%        5.29%
 -----------------------------------------------------------------
  Lehman 1-3 Year Government/
  Corporate Total Return Index/2/         3.15%        3.17%
 -----------------------------------------------------------------
  IBC First Tier Retail Money
  Market Universe/3/                      4.58%        4.60%
 -----------------------------------------------------------------
  Wrapped Lehman
  Intermediate Aggregate Index            5.40%        5.37%
 -----------------------------------------------------------------


/1/ Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown.
/2/ The Lehman 1-3 Year Government/Corporate Total Return Index and IBC First Tier Retail Money Market Universe Average are calculated from September 30, 1998.
/3/ Unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, that are restricted to those money market in-struments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.

--------------------------------------------------------------------------------

Overview of PreservationPlus

ANNUAL FUND OPERATING EXPENSES

The Shareholder Fees and Annual Fees and Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold shares of the PreservationPlus--Investment Class.

Under normal circumstances, redemptions of shares that are directed by plan participants are not subject to a redemption fee. Redemptions of Shares that are not directed by plan participants and that are made on less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund.

Investment Class shares are subject to shareholder servicing fees in the maximum amount of 0.25% of the average daily net assets of the shares. The shareholder services provided in exchange for these fees may include establishing and maintaining shareholder and plan participant accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering investor/shareholder's inquiries regarding the Fund and/or its classes, providing periodic statements showing the investor/shareholder's account balance and those of plan participants, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating executed proxies and obtaining such other information and performing such other services as may reasonably be required.

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you sold your shares at the end of the period. The expense example does not include a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ Your actual costs may be higher or lower.

 SHAREHOLDER FEES
 (fees paid directly from your investment)

  Maximum Sales Charge Imposed on Purchases                   None
 -----------------------------------------------------------------
  Maximum Sales Charge on Reinvested Dividends                None
 -----------------------------------------------------------------
  Maximum Redemption Fee (as a percentage
  of amount redeemed, as applicable)                          2.0%
 -----------------------------------------------------------------

 ANNUAL FEES AND EXPENSES
 (expenses paid from fund assets)

                                              Percentage of average
                                                daily net assets/1/
 ---------------------------------------------------------------------
  Management Fees                                             0.35%
 ---------------------------------------------------------------------
  Distribution and Service (12b-1) Fees                        None
 ---------------------------------------------------------------------
  Other Fund Operating Expenses                               0.83%/2/
 ---------------------------------------------------------------------
  Total Fund Operating Expenses                               1.18%
 ---------------------------------------------------------------------
  Less: Fee Waiver or Expense
   Reimbursements                                             0.53%/3/
 ---------------------------------------------------------------------
  Net Expenses                                                0.65%
 ---------------------------------------------------------------------

 Expense Example/4/

     1 Year             3 Year              5 Year             10 Year
 -------------------------------------------------------------------------
      $66                $322                $622              $1,475
 -------------------------------------------------------------------------

--------------------------------------------------------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the PreservationPlus Portfolio, the master portfolio into which PreservationPlus invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Orgazitional Structure" section of this prospectus.)

/2/ "Other Expenses" include the annual premium rate the Fund paid for Wrapper Agreements and a shareholder servicing fee of 0.25%.

/3/ The investment adviser and administrator have agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1999, to waive their fees and reimbursement expenses so that total expenses will not exceed 0.65%.

/4/ For the first 16 months, the expense example takes into account fee waivers and reimbursements.
--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at PreservationPlus

OBJECTIVE

PreservationPlus seeks a high level of current income while seeking to maintain a stable value per share.

The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income and maintaining the value of the Fund's principal, we cannot offer any assurance of achieving this goal.

STRATEGY

The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the Fund enters into Wrapper Agreements designed to stabilize the Fund's share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks.

PRINCIPAL INVESTMENTS

Fixed Income Securities. The Fund invests at least 65% of its net assets in fixed income securities including:

 . U.S. government securities that are issued or guaranteed by the U.S.
  Treasury, or by agencies or instrumentalities of the U.S. Government.

 . U.S. dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

 . U.S. dollar-denominated asset-backed securities issued by domestic or foreign entities.

 . Mortgage pass-through securities issued by governmental and non-governmental issuers.

 . Collateralized mortgage obligations and real estate mortgage investment conduits.

--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.

 . Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the U.S. government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a U.S. Treasury bond.

We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

 . We allocate assets among a diversified group of issuers.

 . We primarily invest in fixed income securities that are rated, at the time of purchase, within the top three rating categories as rated by Moody's
  Investors Service, Inc., Standard & Poor's Ratings Service or Duff & Phelps Credit Rating Co., another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

 . We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

Wrapper Agreements. The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's purchases of Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Covered Assets up to specified amounts, under certain circumstances. In general, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider must pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund must pay the difference to the Wrapper Provider. The circumstances under which payments
--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Book value of the Covered Assets is their purchase price, plus interest (as specified in the Wrapper Agreement), less an adjustment to reflect any defaulted securities.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus

are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.

The Crediting Rate:

 . Is the actual interest earned on the Covered Assets based on the formula stated in the Wrapper Agreements and is generally adjusted monthly for price movements in the Covered Assets and amounts payable to or receivable from the Wrapper Provider; and

 . Is a significant component of the Fund's yield.

We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

 . We purchase Wrapper Agreements from multiple issuers, each of which has received a high quality rating from Moody's or Standard & Poor's.

 . We monitor, on a continual basis, the financial well being of the issuers of the securities in which the Fund invests and the Wrapper Providers providing Wrapper Agreements to the Fund.

Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

Short-Term Investments. The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

Derivative Instruments. The Fund may invest in various instruments commonly known as "derivatives" to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures

--------------------------------------------------------------------------------

A high quality rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

contracts and forward contracts. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk.

Other Investments. The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

INVESTMENT PROCESS

The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. These "spread" sectors have historically offered higher returns than U.S. government securities. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.

The Fund also purchases Wrapper Agreements, which seek to offset price fluctuations of the fixed income securities and, as a result, provide a stable value per share for the Fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.

Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in short-term obligations within one of the top two investment ratings, if the situation warranted. These short-term obligations may not be covered by a Wrapper Agreement. To the extent we might adopt such a position and over the course of its duration, the Fund may not meet its goal of a high level of current income or a stable net asset value.

--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns.
--------------------------------------------------------------------------------

                                            A Detailed Look at PreservationPlus


RISKS

Below we set forth some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, as well as the risks of investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

Primary Risks

Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

Wrapper Agreement Risk. Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the use of Wrapper Agreements, including:

 . A Wrapper Provider could default, which could cause the Fund's share value to fluctuate and could result in losses for plan participants who sell their shares.

 . The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

 . The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

 . The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

 . If a Wrapper Provider is unable to make timely payments, the Fund's Board may determine the fair value of that Wrapper Agreement to be less than the difference between the book value and the market value, which could cause the Fund's net asset value to fluctuate.

 . Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. If Wrapper Agreements are not in place, this procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the Fund could fluctuate.

Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

 . the derivative may not fully offset the underlying positions;

 . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
-------------------------------------------------------------------------------

A Detailed Look at PreservationPlus


 . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

If the fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Funds Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank A.G. As investment adviser, Bankers Trust makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment adviser received a fee of 0.35% of the Fund's average daily net assets for its services in the last fiscal year.


As of June 30, 2000, Bankers Trust had total assets under management of approximately $257 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. As of December 31, 1999, Bankers Trust managed approximately $15 billion in stable value assets.


At a special meeting of shareholders held in 1999, shareholders of the Fund approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.). The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Trust, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management, Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Eric Kirsch, CFA

 . Portfolio Manager of the master portfolio since its inception.

 . Joined the investment adviser in 1980.

 . Head of the Stable Value investment group.

Louis R. D'Arienzo

 . Portfolio Manager of the fixed income portion of the master portfolio since its inception.

 . Joined the investment adviser in 1981.

 . Portfolio Manager in the Structured Fixed Income investment group.

John D. Axtell

 . Portfolio Manager of the Wrapper Agreements in the master portfolio since its inception.

 . Joined the investment adviser in 1990.

 . Portfolio Manager in the Stable Value investment group.

Other Services. Bankers Trust provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, Bankers Trust--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the
--------------------------------------------------------------------------------

                                             A Detailed Look at PreservationPlus

account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;

 . implementing any changes you wish to make in your account information;

 . processing your requests for cash dividends and distributions from the Fund;

 . answering your questions on the Fund's investment performance or administration;

 . sending proxy reports and updated prospectus information to you; and

 . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management, or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the PreservationPlus Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust, an indirect wholly-owned subsidiary of Deutsche Bank A.G.

The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio or take other action.

CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of a Fund's shares (also known as the "net asset value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business. The formula calls for deducting all of a Fund's liabilities from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Fund are declared daily and paid monthly. The Fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. Also, the Fund will normally declare and pay annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year.

On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.

We automatically reinvest all dividends and capital gains, if any, unless you elect to receive your distributions in cash.
--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July
4th), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.
A reverse stock split reduces the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.
--------------------------------------------------------------------------------

A Detailed Look at PreservationPlus

TAX CONSIDERATIONS

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. For plan participants utilizing the Fund as an investment option under their plan, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis.

Because each participant's tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan's Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

BUYING AND SELLING FUND SHARES

The Fund does not sell its shares directly to the public. The Fund offers shares only to certain participant-directed employee benefit plans. These benefit plans may own the Fund's shares: 1) directly or 2) indirectly through other investment vehicles such as an insurance company separate account or bank collective funds, which offer the Fund as an investment option to its participants.

Benefit plans investing in the Fund must limit their participants' ability to direct a withdrawal from the Fund to the following circumstances:

 . upon the plan participant's death, retirement, disability or termination;

 . to fund plan participant loans and other "in service" withdrawals made pursuant to the terms of the plan; and

 . for transfers to other plan investment options that are not competing funds.
  Transfers between the Fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

How To Receive Account Information

 . If you are a plan participant, you should contact your plan administrator or the organization that provides record-keeping services for information about your account.

 . If you are a plan administrator or fiduciary, you should call 1-800-677-7596 for information about the plan's account with the Fund.

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

Transactions in Fund Shares

Each plan has different provisions about how and when their participants may buy, sell and exchange Fund shares. The plan administrator is responsible for communicating participants' instructions to the Fund. Plan participants should contact their plan administrator to effect transactions in the Fund.

Important Information About Buying and Selling Shares

 . After receiving a plan's order, the Fund buys or sells shares at the next price calculated on any day the Fund is open for business.

 . Unless otherwise instructed, the Fund normally makes payment of the proceeds from the sale of plan shares the next business day but always within seven days.

 . The redemption fee does not apply to exchanges into another class of shares of the Fund, into another investment company or other entity that invests exclusively in the master portfolio.

 . The Fund remits proceeds from the sale of shares in U.S. dollars for redemption requests up to $500,000 or 1% of the Fund's NAV, whichever is less, during any 90-day period for any one shareholder. The Fund may redeem "in kind" if a redemption request is larger than the lesser of $500,000 or 1% of the Fund's NAV. The Fund may also redeem "in kind" if a redemption request is not directed by a plan participant and is made on less than twelve months' notice. In these situations, the Fund may require additional information.

 . The Fund does not issue share certificates.

 . The Fund may request additional information about the plan when an order to redeem 5% or more of a plan's assets is received.

 . Sales orders not directed by plan participants and received on less than twelve months prior written notice are subject to a 2% redemption fee.

 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject purchases if we conclude that the purchaser may be investing only for the short-term.

 . We reserve the right to reject purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.
-------------------------------------------------------------------------------

                                             A Detailed Look at PreservationPlus

The table below provides a picture of the Investment Class' financial performance since its inception. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-677-7596.

 Financial Highlights

                                                                                                   For the period
                                                                                                September 23, 1998/1/
                                                                         For the year ended            through
                                                                         September 30, 1999      September 30, 1998
 --------------------------------------------------------------------------------------------------------------------
  Per Share Operating Performance:
  Net Asset Value, Beginning of Period                                         $10.00                  $10.00
 --------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations
  Net Investment Income                                                          0.51                    0.01
 --------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
  Net Investment Income                                                         (0.51)                  (0.01)
 --------------------------------------------------------------------------------------------------------------------
  Net Realized Gains/3/                                                         (0.05)                     --
 --------------------------------------------------------------------------------------------------------------------
  Reverse Stock Split/3/                                                         0.05                      --
 --------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                                              $ 10.00                  $10.00
 --------------------------------------------------------------------------------------------------------------------
  Total Investment Return/6/                                                     5.25%                   5.42%/2/
 ====================================================================================================================
  Supplemental Data and Ratios:
  Net Assets, End of Period (000s omitted)                                    $17,099                    $404
 --------------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets:
  Net Investment Income                                                          5.20%                   5.42%/2/
 --------------------------------------------------------------------------------------------------------------------
  Net Expenses, Including Expenses of the PreservationPlus Portfolio             0.80%                   0.80%/2/
 --------------------------------------------------------------------------------------------------------------------
  Decrease Reflected in Above Expense Ratio Due to Waived Fees/Expenses
  Reimbursed by Bankers Trust                                                    0.38%                   0.43%/2/
 --------------------------------------------------------------------------------------------------------------------
  Portfolio turnover rate/4/                                                      291%                    428%/5/
 --------------------------------------------------------------------------------------------------------------------

 /1/Commencement of operations.
 /2/Annualized.
 /3/In order to comply with requirements of the Internal Revenue Code applica-ble to regulated investment companies, the Fund is required to distribute ac-cumulated net realized gains, if any, on a annual basis. When such distribu-tions are made, the immediate impact is a corresponding reduction in the net asset value per share of each class of the Fund. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distribu-tions at a rate that will cause the total number of shares held by each share-holder, including shares acquired on reinvestment of that distribution, to re-main the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.
 On December 4, 1998, the Fund declared a capital gain distribution of $0.05 per share and a corresponding reverse stock split of .995 per share. There was no effect on the value of the total holdings of each shareholder (assuming re-investment of such distributions) as a result of this activity.
 /4/The portfolio turnover rate is the rate for the master portfolio, into which the Fund invests its assets.
 /5/For the period October 1, 1997 to September 30, 1998.
 /6/Total returns assume that an investor did not pay a redemption fee at the end of periods shown.
--------------------------------------------------------------------------------

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Additional information about the Fund's investments is available in the
Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:


                              Deutsche Asset Management Service Center

                              P.O. Box 219210
                              Kansas City, MO 64121-9210
or call our toll-free number: 1-800-677-7596

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.


PreservationPlus
BT Pyramid Mutual Funds
Distributed by:
ICC Distributors, Inc.                                    CUSIP #055847834
Two Portland Square                                       1706PRO (09/00)
Portland, ME 04101                                        811-6576